 EX-32 3 ex32.htm

Certification of Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned, Darren Holm, Chief Executive Officer of China Holdings, Inc, (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report Form 10-Q for the period ending September 30, 2007 Of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2008

/s/Darren J. Holm
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Darren J. Holm
Chief Executive Officer

Certification of Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned, Dempsey Mork, Chief Financial Officer of China Holdings, Inc, (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report Form 10-Q for the period ending September 30, 2007 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2008

/s/Dempsey K. Mork
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Dempsey K. Mork
Chief Financial Officer